MINNESOTA MUNICIPAL
INCOME PORTFOLIO


MXA





SEMIANNUAL REPORT
JULY 31,2001

[US BANCORP PIPER JAFFRAY(R) LOGO]

MINNESOTA MUNICIPAL INCOME PORTFOLIO

TABLE OF CONTENTS

2   Fund Overview

6   Financial Statements
    and Notes

16  Investments in
    Securities

21  Shareholder Update


FUND OBJECTIVE
High current income exempt from both regular federal income tax and Minnesota personal income tax, consistent with preservation of capital. The fund's income and capital gains may be subject to federal and/or state of Minnesota alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS
A wide range of Minnesota municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.



NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

AVERAGE ANNUAL TOTAL RETURNS

Based on net asset value for the period ended July 31, 2001

[GRAPH]

                                                                  ONE YEAR    FIVE YEAR   SINCE INCEPTION
MINNESOTA MUNICIPAL INCOME PORTFOLIO (MXA, inception 6/25/1993)    13.15%        7.33%         6.37%
Lipper General Municipal Bond Funds: Leveraged Average             12.88%        6.81%         6.07%
Lehman Brothers Municipal Long Bond Index                          12.51%        7.28%         6.57%

Average annual total returns are through July 31, 2001, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended July 31, 2001, were 13.19%, 9.61%, and 5.25%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend-reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. - The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total-return figures.
- The since-inception numbers for the Lipper Average and Lehman index are calculated from the month end following the fund's inception through July 31, 2001.


MINNESOTA MUNICIPAL INCOME PORTFOLIO SEMIANNUAL REPORT 2001

FUND OVERVIEW

FUND MANAGEMENT

DOUG WHITE, CFA,
is primarily responsible for the management of Minnesota Municipal Income Portfolio. He has 18 years of financial experience.

CATHERINE STIENSTRA
assists with the management of Minnesota Municipal Income Portfolio. She has 13 years of financial experience.


SEPTEMBER 15, 2001

FOR THE SEMIANNUAL REPORTING PERIOD ENDED JULY 31, 2001, MINNESOTA MUNICIPAL INCOME PORTFOLIO HAD A TOTAL RETURN OF 4.55%* BASED ON ITS NET ASSET VALUE. The fund slightly underperformed compared to the average return of 4.74% for a group of similar funds in the Lipper General Municipal Bond Funds: Leveraged Average category. The Lehman Brothers Municipal Long Bond Index, the fund's benchmark that reflects no fees or expenses, returned 4.17% during the same period. The fund's market price return was 4.55%* during the period.

THE FUND'S EMPHASIS ON LONGER-TERM BONDS, WHICH REFLECTS ITS INCOME ORIENTATION, HELPED IT TO OUTPERFORM ITS BENCHMARK. Because Minnesota Municipal Income Portfolio tends to own longer-duration municipal bonds that generate higher tax-free income,


*All returns assume reinvestment of all distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


PORTFOLIO COMPOSITION
As a percentage of total assets on July 31, 2001

[CHART]

Education Revenue                  8%
Water/Pollution Control Revenue    6%
Housing Revenue                   10%
Other Assets                       2%
Building Revenue                   2%
Municipal Short-Term Securities    1%
Health Care Revenue               25%
School District Revenue            2%
Transportation Revenue             7%
Certificates of Participation      1%
Utility Revenue                    5%
General Obligations               31%


MINNESOTA MUNICIPAL INCOME PORTFOLIO SEMIANNUAL REPORT 2001 it typically performs well in a steady or falling-rate environment. In exchange for higher yields, these longer-duration bonds will exhibit more price volatility in a fluctuating interest-rate environment.

DURING THE SIX-MONTH PERIOD, LONG-TERM MUNICIPAL BOND RATES ROSE THROUGH MAY AND THEN MOVED DOWNWARD AGAIN, STABILIZING AT ABOUT THE SAME LEVEL BY THE END OF JULY. A good benchmark for long-term bond rates is the Bond Buyer 40 Index. This is a group of 40 long-term municipal bonds rated A or better, which began the period at 5.37% and ended at 5.33%. These relatively low rates caused refundings of municipal bonds at the national level to explode, up almost 280% vs. the same period last year. Much like home buyers refinance their homes during periods of low rates, municipal bond issuers refund their debt in advance of the call date or maturity date of the bond and reissue debt at a new, lower rate.

THE NATIONAL MUNICIPAL BOND MARKETPLACE HAS WITNESSED A COMPLETE REVERSAL IN THE TRENDS OF SUPPLY AND DEMAND OVER THE PAST SIX MONTHS. The marketplace has experienced a big increase in demand for bonds in general, including municipals, as the stock market has continued to flounder this year. Also, overall supply of national bonds issued is up almost 40% compared to this time frame last year. This comes on the heels of an extended period of decreasing supply, as municipalities did not need to issue as much debt during the economic boom. In Minnesota, however, the supply of bonds remains scarce as

CREDIT QUALITY BREAKDOWN
As of July 31, 2001, according to Standard & Poor's and Moody's Investors
Service


AAA/Aaa                                44%
AA/Aa                                  32%
A                                       9%
BBB/Baa                                 6%
Nonrated                                9%
------------------------------------------
                                      100%

MINNESOTA MUNICIPAL INCOME PORTFOLIO SEMIANNUAL REPORT 2001 issuance is down another 13% compared to the first six months last year. This has enabled Minnesota municipal bond yields to decline along with most taxable bond yields since May.

DECREASING SHORT-TERM INTEREST RATES HAVE ALLOWED THE FUND TO INCREASE ITS DIVIDEND AND ADD TO ITS DIVIDEND RESERVE. The Federal Reserve has lowered short-term interest rates seven times since the end of last year, its most aggressive rate-cutting campaign since the country's last recession. The fund earns more income during periods of low shorter-term interest rates, as the lower rates decrease borrowing costs. (See page 5 for an explanation of borrowing through the use of preferred stock.) The fund's current common stock distribution level was increased from 6.625 cents to 6.95 cents per share in August 2001 to reflect this increased level of income earned. In addition, the fund's dividend reserve increased approximately 1 cent per share during the six-month period ended July 31, 2001. Keep in mind that even with our dividend reserve strategy, the fund's dividend is subject to change.

OUR MANAGEMENT TEAM CONTINUED TO CONTROL RISK IN THE FUND THROUGH SECTOR DIVERSIFICATION AS WELL AS QUALITY SECURITY SELECTION. We made no major shifts in the sector allocation during the period, but made a few select sales as opportunities arose. Overall, revenue bonds outperformed general obligation (GO) bonds during the period. The fund's performance benefited from an overweighting in revenue issues, with the top-performing sectors in the fund including health care and airport revenue bonds. In terms of quality security selection, over 90% of the fund is considered investment-grade quality as you can see from the table on page 3. This means the credit rating of the bonds is in one of the four highest categories according to industry rating services such as Standard & Poor's or Moody's.



MINNESOTA MUNICIPAL INCOME PORTFOLIO  SEMIANNUAL REPORT 2001

An investment-grade rating means that there is minimal risk that the bond issuer will default in its timely payment of interest and principal to the fund.

AS THE U.S. STOCK MARKET AND ECONOMY CONTINUE THEIR SLUMP, WE WILL WATCH DILIGENTLY FOR DETERIORATING CONDITIONS IN MINNESOTA MUNICIPALITIES. We will continue to focus on quality security selection, the ongoing scrutiny of current holdings, and our strategy of emphasizing longer-duration bonds that pay relatively high tax-exempt income. Thank you again for your investment in the Minnesota Municipal Income Portfolio and the confidence that you have placed in our management team. We hope we have helped you meet your objective of attractive monthly income that is free from federal and Minnesota personal income taxes with your investment in this fund.

PREFERRED STOCK

The preferred stock issued by MXA pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the NAV of the fund and the market value of shares of common stock.

MINNESOTA MUNICIPAL INCOME PORTFOLIO  SEMIANNUAL REPORT 2001

FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 2001
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $90,676,590
Accrued interest receivable  ...............................      1,620,098
Other assets  ..............................................          3,621
                                                                -----------
  Total assets  ............................................     92,300,309
                                                                -----------

LIABILITIES:
Preferred stock dividends payable (note 3)  ................         12,086
Accrued investment management fee  .........................         27,177
Accrued remarketing agent fee  .............................          1,307
Accrued administrative fee  ................................         17,597
Other accrued expenses  ....................................         13,663
                                                                -----------
  Total liabilities  .......................................         71,830
                                                                -----------
  Net assets applicable to outstanding capital stock  ......    $92,228,479
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................    $89,145,629
Undistributed net investment income  .......................        723,836
Accumulated net realized loss on investments  ..............     (1,444,073)
Unrealized appreciation of investments  ....................      3,803,087
                                                                -----------

  Total - representing net assets applicable to capital
    stock  .................................................    $92,228,479
                                                                ===========

  *Investments in securities at identified cost  ...........    $86,873,503
                                                                ===========

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to outstanding common stock  .........    $61,128,479
Shares of common stock outstanding (authorized 200 million
  shares of $0.01 par value)  ..............................      4,146,743
Net asset value  ...........................................    $     14.74
Market price  ..............................................    $     14.07

LIQUIDATION PREFERENCE OF PREFERRED STOCK (NOTE 3):
Net assets applicable to outstanding preferred stock  ......    $31,100,000
Shares of preferred stock outstanding (authorized one
  million shares)  .........................................          1,244
Liquidation preference per share  ..........................    $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        2001 Semiannual Report  6  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended July 31, 2001
 ................................................................................

INCOME:
Interest  ..................................................    $ 2,495,664
                                                                -----------

EXPENSES (NOTE 5):
Investment management fee  .................................        158,141
Administrative fee  ........................................         90,367
Remarketing agent fee  .....................................         38,990
Custodian fees  ............................................          6,777
Transfer agent fees  .......................................         14,425
Registration fees  .........................................          5,005
Reports to shareholders  ...................................         14,932
Directors' fees  ...........................................          1,507
Audit and legal fees  ......................................         18,340
Other expenses  ............................................         15,540
                                                                -----------
  Total expenses  ..........................................        364,024
                                                                -----------

  Net investment income  ...................................      2,131,640
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on investments in securities
  (note 4)  ................................................        (24,905)
Unrealized appreciation of investments  ....................        999,345
                                                                -----------

  Net gain on investments  .................................        974,440
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $ 3,106,080
                                                                ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        2001 Semiannual Report  7  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  7/31/01          YEAR ENDED
                                                                (UNAUDITED)         1/31/01
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 2,131,640       $ 4,290,945
Net realized gain (loss) on investments  ...................        (24,905)          684,514
Unrealized appreciation of investments  ....................        999,345         5,691,565
                                                                -----------       -----------

  Net increase in net assets resulting from operations  ....      3,106,080        10,667,024
                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Common stock dividends  ....................................     (1,653,904)       (3,296,661)
Preferred stock dividends  .................................       (428,170)       (1,263,472)
                                                                -----------       -----------
  Total distributions  .....................................     (2,082,074)       (4,560,133)
                                                                -----------       -----------

  Total increase in net assets  ............................      1,024,006         6,106,891

Net assets at beginning of period  .........................     91,204,473        85,097,582
                                                                -----------       -----------

Net assets at end of period  ...............................    $92,228,479       $91,204,473
                                                                ===========       ===========

Undistributed net investment income  .......................    $   723,836       $   674,270
                                                                ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        2001 Semiannual Report  8  Minnesota Municipal Income Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                Minnesota Municipal Income Portfolio Inc. (the "fund") is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests in a diverse range of Minnesota municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the American Stock Exchange under the symbol MXA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or

--------------------------------------------------------------------------------

        2001 Semiannual Report  9  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                The fund concentrates its investments in Minnesota and, therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

                INVERSE FLOATERS
                As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. At July 31, 2001, the fund had no outstanding investments in inverse floaters.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During
--------------------------------------------------------------------------------

        2001 Semiannual Report  10  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of July 31, 2001, the fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for

--------------------------------------------------------------------------------

        2001 Semiannual Report  11  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                Minnesota Municipal Income Portfolio Inc. has issued and, as of July 31, 2001, has outstanding 1,244 shares of remarketed preferred stock (622 shares in class "M" and 622 shares in class "W") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Mondays for class "M" and on Wednesdays for class "W"), as determined by the remarketing agent. On July 31, 2001, the dividend rates were 2.21% and 2.18% for class "M" and "W," respectively.

                RP is a registered trademark of Merrill Lynch & Company (Merrill Lynch).

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended July 31, 2001, aggregated $3,809,791 and $3,975,223, respectively.

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                Pursuant to an investment advisory agreement (the agreement), U.S. Bancorp Piper Jaffray Asset Management, Inc. (the advisor), a subsidiary of U.S. Bank National Association (U.S. Bank) and successor to First American Asset Management, manages the fund's assets and furnishes related office facilities, equipment,

--------------------------------------------------------------------------------

        2001 Semiannual Report  12  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                research, and personnel. The agreement provides the advisor with a monthly investment management fee equal to an annualized percentage of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and conducts the management and investment activities of the fund.

                Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services to the fund. Under this agreement, the administrator receives a monthly fee in an amount equal to an annual rate of 0.20% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides regulatory reporting and record-keeping services for the fund.

                REMARKETING AGENT FEE
                The fund has entered into a remarketing agreement with Merrill Lynch (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative, and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and

--------------------------------------------------------------------------------

        2001 Semiannual Report  13  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                auditing services, insurance, interest, taxes, and other miscellaneous expenses. During the six months ended July 31, 2001, the fund paid $6,776 to U.S. Bank for custody services.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, the fund had capital loss carryovers at January 31, 2001, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER      EXPIRATION
                                          ------------  ---------------
                                           $  969,966           2003
                                              415,059           2004
                                               34,143           2008
                                           ----------
                                           $1,419,168
                                           ==========

--------------------------------------------------------------------------------

        2001 Semiannual Report  14  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL INCOME PORTFOLIO

                                          Six Months
                                             Ended       Year       Year        Year       Year       Year
                                            7/31/01      Ended      Ended      Ended       Ended      Ended
                                          (Unaudited)   1/31/01    1/31/00   1/31/99(g)   1/31/98    1/31/97
                                          -----------  ---------  ---------  ----------  ---------  ---------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................   $   14.49    $ 13.02    $ 15.33    $  15.01    $ 13.97    $ 14.32
                                           ---------    -------    -------    --------    -------    -------
Operations:
  Net investment income ................        0.51       1.03       1.03        1.05       1.06       1.09
  Net realized and unrealized gains
    (losses) on investments ............        0.24       1.54      (2.31)       0.28       0.99      (0.44)
                                           ---------    -------    -------    --------    -------    -------
    Total from operations ..............        0.75       2.57      (1.28)       1.33       2.05       0.65
                                           ---------    -------    -------    --------    -------    -------
Distributions to shareholders from net
  investment income:
  Paid to common shareholders ..........       (0.40)     (0.80)     (0.80)      (0.77)     (0.76)     (0.76)
  Paid to preferred shareholders .......       (0.10)     (0.30)     (0.23)      (0.24)     (0.25)     (0.24)
                                           ---------    -------    -------    --------    -------    -------
    Total distributions to
      shareholders .....................        (.50)     (1.10)     (1.03)      (1.01)     (1.01)     (1.00)
                                           ---------    -------    -------    --------    -------    -------
Net asset value, common stock, end of
  period ...............................   $   14.74    $ 14.49    $ 13.02    $  15.33    $ 15.01    $ 13.97
                                           =========    =======    =======    ========    =======    =======
Market value, common stock, end of
  period ...............................   $   14.07    $ 13.85    $ 12.13    $  14.50    $ 14.13    $ 12.50
                                           =========    =======    =======    ========    =======    =======
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................        4.55%     17.89%    (10.16)%      7.44%     13.29%      3.09%
Total return, common stock, market
  value (b) ............................        4.55%     21.51%    (11.39)%      8.27%     19.60%      3.19%
Net assets at end of period
  (in millions) ........................   $      92    $    91    $    85    $     95    $    93    $    89
Ratio of expenses to average weekly net
  assets applicable to common
  stock (c) ............................        1.22%(h)     1.28%     1.25%      1.17%      1.23%      1.26%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (d)(e) ...............        5.72%(h)     5.32%     5.60%      5.37%      5.66%      6.25%
Portfolio turnover rate (excluding
  short-term securities) ...............           4%        31%        15%         16%        26%        25%
Remarketed preferred stock outstanding
  end of period (in millions) ..........   $      31    $    31    $    31    $     31    $    31    $    31
Asset coverage per share (in
  thousands) (f) .......................   $      74    $    73    $    68    $     76    $    75    $    72
Liquidation preference and market value
  per share (in thousands) .............   $      25    $    25    $    25    $     25    $    25    $    25

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.81%, 0.83%, 0.82%, 0.78%, 0.80%, AND 0.82% FOR THE SIX MONTHS ENDED JULY 31, 2001, AND
     FISCAL YEARS 2001, 2000, 1999, 1998, AND 1997, RESPECTIVELY. DIVIDEND PAYMENTS TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.72%, 4.88%, 4.74%, 4.63%, 4.87%, AND 5.16% FOR THE SIX MONTHS ENDED JULY 31,
     2001, AND FISCAL YEARS 2001, 2000, 1999, 1998, AND 1997, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED SHARES OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT INCORPORATED TO U.S. BANK.
(h)  ANNUALIZED.

--------------------------------------------------------------------------------

        2001 Semiannual Report  15  Minnesota Municipal Income Portfolio

INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO                             July 31, 2001
 ....................................................................................

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
---------------------------------------------------------  ----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.7%):
  AUTHORITY REVENUE (1.3%):
    St. Paul Port Authority Hotel Facility (Callable
      8/01/08 at 103), 7.38%, 8/1/29 ....................  $1,200,000     $ 1,202,436
                                                                          -----------
  BUILDING REVENUE (1.0%):
    Benton County Jail Facility (FSA) (Callable 2/1/05 at
      100), 5.70%, 2/1/13-2/1/16 ........................     900,000(b)      930,684
                                                                          -----------
  CERTIFICATES OF PARTICIPATION (0.6%):
    Anoka County (Callable 6/1/03 at 102),
      6.10%, 6/1/13 .....................................     500,000         520,045
                                                                          -----------
  EDUCATION REVENUE (8.3%):
    Higher Education Facility - Carleton College
      (Callable 11/01/07 at 100),
      5.30%-5.40%, 11/1/13-11/1/14 ......................   1,500,000       1,565,010
    Higher Education Facility - Carleton College
      (Callable 5/1/06 at 100), 5.75%, 11/1/12 ..........   2,000,000       2,117,080
    Higher Education Facility - Macalester College
      (Callable 3/1/05 at 100),
      5.50%-5.55%, 3/1/12-3/1/16 ........................     500,000         519,357
    Higher Education Facility - St. Benedict College
      (Callable 3/1/04 at 100), 6.38%, 3/1/20 ...........      70,000          71,867
    Higher Education Facility - St. Benedict College
      (Prerefunded to 3/1/04 at 100),
      6.20%-6.38%, 3/1/14-3/1/20 ........................     765,000(e)      820,449
    Higher Education Facility - St. John's University
      (Callable 10/01/07 at 100), 5.35%, 10/1/17 ........     500,000         509,100
    Higher Education Facility - St. Mary's College
      (Callable 10/1/03 at 101), 6.10%, 10/1/16 .........     500,000         512,630
    Higher Education Facility - University of St. Thomas
      (Callable 4/1/08 at 100), 5.38%, 4/1/18 ...........   1,050,000       1,072,018
    Higher Education Facility - University of St. Thomas
      (Callable 9/1/03 at 101),
      5.50%-5.60%, 9/1/08-9/1/14 ........................     430,000         442,567
                                                                          -----------
                                                                            7,630,078
                                                                          -----------
  GENERAL OBLIGATIONS (31.4%):
    Albany Independent School District (Callable 2/1/08
      at 100), 5.00%, 2/1/16 ............................   1,220,000       1,231,456
    Burnsville Independent School District (Callable
      2/1/06 at 100), 4.88%, 2/1/13 .....................   2,000,000       2,027,000
    Chaska Independent School District (Crossover
      refunded to 2/1/06 at 100), 6.00%, 2/1/15 .........   2,200,000(e)    2,407,988

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

        2001 Semiannual Report  16  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
---------------------------------------------------------  ----------     -----------
    Delano Independent School District (FSA) (Callable
      2/1/11 at 100), 5.88%, 2/1/25 .....................  $1,000,000(b)  $ 1,079,660
    Hawley Independent School District (Crossover
      refunded to 2/1/06 at 100), 5.75%, 2/1/17 .........   1,000,000(e)    1,084,270
    Hennepin County (Callable 12/1/10 at 100),
      5.00%, 12/1/21 ....................................   1,000,000         996,140
    Lakeville Independent School District (Callable
      2/1/08 at 100), 5.00%-5.13%, 2/1/17-2/1/22 ........   6,240,000       6,282,650
    Minneapolis General Obligation (Callable 9/1/05 at
      100), 5.20%, 3/1/13 ...............................   1,000,000       1,028,360
    Minneapolis Sports Arena Project (Callable 4/1/08 at
      100), 5.20%, 10/1/24 ..............................   1,400,000       1,412,838
    Rosemount General Obligation (Crossover refunded to
      4/1/06 at 100), 5.75%, 4/1/13 .....................   1,000,000(e)    1,055,030
    Sauk Rapids Independent School District (MBIA)
      (Callable 2/1/11 at 100), 5.75%, 2/1/23 ...........   5,000,000(b)    5,339,300
    St. Michael General Obligation (MBIA) (Callable
      2/1/09 at 100), 5.15%, 2/1/21 .....................   1,000,000(b)    1,004,940
    St. Michael Independent School District (Callable
      2/1/09 at 100), 4.88%, 2/1/17-2/1/18 ..............   3,295,000       3,287,945
    Waconia Housing and Redevelopment Authority - Public
      Project (Callable 1/1/03 at 100),
      5.70%-5.75%, 1/1/10-1/1/15 ........................     740,000         716,887
                                                                          -----------
                                                                           28,954,464
                                                                          -----------
  HEALTH CARE REVENUE (25.1%):
    Agriculture and Economic Development Board (MBIA)
      (Callable 11/15/27 at 102), VRDN,
      5.75%, 11/15/26 ...................................   2,000,000(b)(c)   2,093,700
    Austin Housing and Redevelopment Authority (Callable
      9/1/09 at 102), 6.63%, 9/1/29 .....................   1,000,000         903,910
    Bemidji Health Care Facility - North Country Health
      System (Callable 9/1/06 at 102), 5.63%, 9/1/15 ....   1,760,000       1,794,373
    Duluth Clinic Health Care Facilities (AMBAC)
      (Prerefunded to 11/1/04 at 100),
      6.30%, 11/1/22 ....................................     140,000(b)(e)     153,241
    Duluth Health Facility - Benedictine Health System
      (Callable 2/15/03 at 102), 6.00%, 2/15/12 .........   1,800,000       1,907,946
    Fergus Falls Health Care - Lake Region Hospital
      (Callable 9/1/03 at 102), 6.50%, 9/1/18 ...........   1,000,000         990,780
    Glencoe Health Care Facilities (Callable 4/1/11 at
      101), 7.50%, 4/1/31                                     650,000         651,904
    Health Facilities Gross Revenue - Cuyuna Range
      Hospital District (Callable 6/1/07 at 102),
      6.00%, 6/1/29 .....................................   1,000,000         858,610

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2001 Semiannual Report  17  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
---------------------------------------------------------  ----------     -----------
    Minneapolis and St. Paul, Housing and Redevelopment
      Health Care System - Children's Health Care (FSA)
      (Callable 8/15/05 at 102), 5.70%, 8/15/16 .........  $  500,000(b)  $   523,020
    Minneapolis and St. Paul, Housing and Redevelopment
      Health Care System - Group Health Plan (Callable
      12/1/02 at 102), 6.90%, 10/15/22 ..................   2,550,000       2,589,245
    Minneapolis Health Care - Fairview Hospital (MBIA)
      (Callable 11/15/03 at 102), 5.25%, 11/15/13 .......     500,000(b)      511,700
    New Hope Housing & Health Care - Masonic Home North
      Ridge, 4.80%, 3/1/03 ..............................     515,000         513,754
    Northfield Hospital Revenue (Callable 12/1/01 at
      100), 7.00%, 12/1/05-12/1/08 ......................   1,690,000       1,693,008
    Red Wing Elderly Housing - River Region (Prerefunded
      9/1/05 at 100), 6.50%, 9/1/22 .....................   1,500,000       1,669,785
    Rochester Health Care Facility (Callable 5/15/08 at
      101), 5.50%, 11/15/27 .............................   1,500,000       1,534,170
    St. Cloud Health Care Revenue (Callable 5/1/10 at
      101), 5.75%, 5/1/26 ...............................   4,500,000       4,768,920
                                                                          -----------
                                                                           23,158,066
                                                                          -----------
  HOUSING REVENUE (9.9%):
    New Hope, Multifamily Housing Project (FHA) (Callable
      1/1/06 at 102), 6.05%, 1/1/17 .....................     450,000(b)      469,026
    Rochester Multifamily Housing, AMT,
      6.38%, 9/1/37 .....................................   1,000,000(f)    1,036,190
    St. Louis Park, Multifamily Housing Project (FHA)
      (Callable 12/1/04 at 102), 6.15%, 12/1/16 .........     500,000(b)      518,975
    State Housing and Finance Agency (Callable 1/1/04 at
      102), 6.30%, 7/1/25 ...............................     715,000         743,529
    State Housing and Finance Agency (Callable 3/2/01 at
      100), 5.70%-6.10%, 8/1/07-8/1/22 ..................   1,935,000       2,005,379
    State Housing and Finance Agency (Callable 7/1/03 at
      102), 5.95%, 1/1/17 ...............................   2,600,000       2,673,918
    State Housing and Redevelopment Authority (Callable
      1/1/10 at 100), 6.63%-6.75%, 1/1/24-1/1/31 ........     665,000         655,567
    Washington County Housing and Redevelopment Authority
      (Callable 8/20/09 at 100), 5.60%, 8/20/34 .........   1,000,000       1,010,030
                                                                          -----------
                                                                            9,112,614
                                                                          -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2001 Semiannual Report  18  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
---------------------------------------------------------  ----------     -----------
  INDUSTRIAL DEVELOPMENT REVENUE (0.3%):
    Duluth Seaway Port Authority, Cargill Inc. Project
      (Callable 12/1/03 at 102), 5.75%, 12/1/16 .........  $  300,000(d)  $   311,010
                                                                          -----------
  PUBLIC UTILITY DISTRICT REVENUE (2.8%):
    Owatonna Public Utility Revenue (AMBAC) (Callable
      1/1/04 at 100), 5.45%, 1/1/16 .....................   2,600,000(b)    2,640,378
                                                                          -----------
  SCHOOL DISTRICT REVENUE (2.2%):
    St. Paul Academy Housing and Redevelopment Authority
      (Callable 10/1/09 at 100), 5.50%, 10/1/24 .........   2,000,000       2,030,060
                                                                          -----------
  TRANSPORTATION REVENUE (6.8%):
    Minneapolis and St. Paul Metropolitan Airport
      Commission (FGIC) (Callable 1/1/10 at 101),
      5.75%, 1/1/32 .....................................   5,000,000(b)    5,313,400
    Minneapolis and St. Paul Metropolitan Airport
      Commission (FGIC) (Callable 1/1/11 at 100),
      5.25%, 1/1/21 .....................................   1,000,000(b)    1,003,640
                                                                          -----------
                                                                            6,317,040
                                                                          -----------
  UTILITY REVENUE (2.5%):
    Northern Municipal Power Agency (FSA) (Callable
      1/1/09 at 102), 5.40%, 1/1/15 .....................   1,000,000(b)    1,051,170
    Southern Municipal Power Agency (MBIA), Zero-Coupon,
      6.70%, 1/1/24 .....................................   4,000,000(b)(g)   1,230,160
                                                                          -----------
                                                                            2,281,330
                                                                          -----------
  WATER/POLLUTION CONTROL REVENUE (5.5%):
    Minnesota Public Facilities Authority Water Pollution
      Control Revenue (Callable 3/1/06 at 100),
      4.75%, 3/1/10 .....................................   1,900,000       1,947,082
    Minnesota Public Facilities Authority Water Pollution
      Control Revenue (Callable 3/1/09 at 100),
      5.38%, 3/1/19 .....................................   3,000,000       3,093,060
                                                                          -----------
                                                                            5,040,142
                                                                          -----------

      Total Municipal Long-Term Securities
        (cost: $86,325,260)  ............................                  90,128,347
                                                                          -----------

MUNICIPAL SHORT-TERM SECURITIES (0.6%):
    Maple Grove Multifamily Housing, 2.60%, 11/1/31
      (cost: $525,000) ..................................     525,000(c)      525,000
                                                                          -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2001 Semiannual Report  19  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
---------------------------------------------------------  ----------     -----------
RELATED PARTY MONEY MARKET FUND (0.0%):
    First American Tax Free Obligations Fund
      (cost: $23,243) ...................................  $   23,243(h)  $    23,243
                                                                          -----------

      Total Investments in Securities
        (cost: $86,873,503)(i)  .........................                 $90,676,590
                                                                          ===========

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     FGIC - FINANCIAL GUARANTY INSURANCE CORPORATION
     FHA - FEDERAL HOUSING AUTHORITY
     FSA - FINANCIAL SECURITY ASSURANCE
     MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
     VRDN - VARIABLE RATE DEMAND NOTE
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON
     JULY 31, 2001. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITY PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THIS SECURITY IS CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN ILLIQUID SECURITIES. ON JULY 31, 2001, THE VALUE OF THIS INVESTMENT WAS $311,010 OR 0.3% OF TOTAL NET ASSETS. INFORMATION REGARDING THIS SECURITY IS AS FOLLOWS:

                                                                      DATE
SECURITY                                                  PAR       ACQUIRED     COST BASIS
--------                                                --------   -----------   ----------
DULUTH SEAWAY PORT AUTHORITY, CARGILL INC. PROJECT      $300,000      11/93       $300,000

(e) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(f) AMT - ALTERNATIVE MINIMUM TAX. AS OF JULY 31, 2001, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $1,036,190, WHICH REPRESENTS 1.1% OF NET ASSETS.
(g) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(h) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC., WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(i) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $4,078,381
      GROSS UNREALIZED DEPRECIATION ......    (275,294)
                                            ----------
        NET UNREALIZED APPRECIATION ......  $3,803,087
                                            ==========

--------------------------------------------------------------------------------

        2001 Semiannual Report  20  Minnesota Municipal Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                ANNUAL MEETING RESULTS
                An annual meeting of the fund's shareholders was held on August 27, 2001. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                (1) The fund's preferred shareholders elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Roger A. Gibson ........................        1,244                --
Leonard W. Kedrowski ...................        1,244                --

                (2) The fund's preferred and common shareholders, voting as a single class, elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................     4,009,975            42,452
Andrew S. Duff .........................     4,015,608            36,819
Andrew M. Hunter III ...................     4,022,291            30,136
John M. Murphy, Jr. ....................     4,008,931            43,496
Richard K. Riederer ....................     4,010,443            41,984
Joseph D. Strauss ......................     4,021,610            30,817
Virginia L. Stringer ...................     4,022,646            29,781
James M. Wade ..........................     4,022,743            29,684

                (3) The fund's preferred and common shareholders, voting as a single class ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent public accountants for the fund for the fiscal year ending January 31, 2002. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    4,007,680            7,166         37,581          --

--------------------------------------------------------------------------------

        2001 Semiannual Report  21  Minnesota Municipal Income Portfolio

[US BANCORP PIPER JAFFRAY(R) LOGO]

MINNESOTA MUNICIPAL INCOME PORTFOLIO
2001 SEMIANNUAL REPORT

U.S. Bancorp Piper Jaffray Asset Management, Inc., is a subsidiary of U.S. Bank National Association. Securities products and services are offered through U.S. Bancorp Piper Jaffray Inc., member SIPC and NYSE.
U.S. Bancorp Piper Jaffray Inc. and U.S. Bank National Association are separate entities and wholly owned subsidiaries of U.S. Bancorp.


[RECYCLE LOGO]

This document is printed on paper containing 30% postconsumer waste.

9/2001   2132-01